                                                                    EXHIBIT 99.1

                          Name, Business Address and
                         Principal Present Occupation
                      of Executive Officers and Directors
                      -----------------------------------

A.  DIRECTORS OF FUJI AMERICA HOLDINGS, INC.

       Name                           Principal Occupation                    Citizenship
       ----                           --------------------                    -----------
Richard J. Almeida      Director, FAHI, HFI, Heller International Group,     United States
                        Inc. ("HIG") and Heller Equity Capital
                        Corporation ("HECC"); Chairman of the Board
                        and Chief Executive Officer, HFI and HIG

Soichi Hirabayashi      Director and Chairman, FAHI; Director, HFI,             Japan
                        HIG and Fuji; Managing Director, Fuji

Tetsuo Kumon            Director, FAHI, HFI and HIG; Senior Vice                Japan
                        President and Deputy General Manager, Fuji,
                        Americas Division

Kenichiro Tanaka        Director, President and Chief Executive Officer,        Japan
                        FAHI; Director, HFI and HIG; Executive Vice
                        President, HFI

Terumasa Yamasaki       Director, FAHI, HFI and HIG; Executive Vice             Japan
                        President and General Manager, Fuji, Credit
                        Division for the Americas

B.   EXECUTIVE OFFICERS OF FUJI AMERICA HOLDINGS, INC.

       Name                           Principal Occupation                    Citizenship
       ----                           --------------------                    -----------

Soichi Hirabayashi      Director and Chairman, FAHI; Director, HFI,             Japan
                        HIG and Fuji; Managing Director, Fuji

Debra H. Snider         Secretary, FAHI; Chief Administrative Officer,       United States
                        HFI; General Counsel, HFI and HIG; Executive
                        Vice President and Secretary, HFI and HIG


       Name                           Principal Occupation                    Citizenship
       ----                           --------------------                    -----------
Kenichiro Tanaka        Director, President and Chief Executive Officer,         Japan
                        FAHI; Director, HFI and HIG; Executive Vice
                        President, HFI

C.   DIRECTORS OF HELLER FINANCIAL, INC.

       Name                           Principal Occupation                    Citizenship
       ----                           --------------------                    -----------

Richard J. Almeida      Director, FAHI, HFI, HIG and HECC; Chairman          United States
                        of the Board and Chief Executive Officer, HFI
                        and HIG

Michael A. Conway       Director, HFI; Senior Vice President and Senior      United States
                        Investment Officer, Aon Corporation; President,
                        Aon Advisors, Inc.

Tsutomu Hayano          Director, HFI, Fuji; General Manager, Fuji, New          Japan
                        York Branch; Chairman, The Fuji Bank and Trust Co.

Soichi Hirabayashi      Director and Chairman, FAHI; Director, HFI,              Japan
                        HIG and Fuji; Managing Director, Fuji, Americas
                        Division

Mark Kessel             Director, HFI; Partner, Shearman & Sterling          United States

Tetsuo Kumon            Director, FAHI, HFI and HIG; Senior Vice                 Japan
                        President and Deputy General Manager, Fuji,
                        Americas Division

Dennis P. Lockhart      Director, HFI; Director and President, HIG;          United States
                        Director, Tri Valley Corporation


Frank S. Ptak           Director, HFI; Vice Chairman ITW, Inc.;              United States
                        Director, Hon Industries, Inc.

Masahiro Sawada         Director, HFI and HIG; Senior Vice President,            Japan
                        HFI


       Name                       Principal Occupation                 Citizenship
       ----                       --------------------                 -----------
Kenichiro Tanaka      Director, President and Chief Executive             Japan
                      Officer, FAHI; Director, HFI and HIG;
                      Executive Vice President, HFI

Frederick E. Wolfert  Director, HFI and HIG; President and Chief      United States
                      Operating Officer, HFI

Terumasa Yamasaki     Director, FAHI, HFI and HIG; Executive Vice         Japan
                      President and General Manager, Fuji, Credit
                      Division for the Americas


D.  EXECUTIVE OFFICERS OF HELLER FINANCIAL, INC.


       Name                       Principal Occupation                 Citizenship
       ----                       --------------------                 -----------
Richard J. Almeida    Director, FAHI, HFI, HIG and HECC; Chairman     United States
                      of the Board and Chief Executive Officer, HFI
                      and HIG

Nina B. Eidell        Executive Vice President and Chief Human        United States
                      Resources Officer, HFI

Michael J. Litwin     Executive Vice President and Chief Credit       United States
                      Officer, HFI; Executive Vice President, HIG

Dennis P. Lockhart    Director, HFI; Director and President, HIG;     United States
                      Director, Tri Valley Corporation

Lauralee E. Martin    Executive Vice President and Chief Financial    United States
                      Officer, HFI and HIG; Director, Gables
                      Residential Trust

Masahiro Sawada       Senior Vice President, HFI                          Japan

Debra H. Snider       Secretary, FAHI; Chief Administrative Officer,  United States
                      HFI; General Counsel, HFI and HIG; Executive
                      Vice President and Secretary, HFI and HIG

Kenichiro Tanaka      Director, President and Chief Executive             Japan
                      Officer, FAHI; Director, HFI and HIG;
                      Executive Vice President, HFI

        Name                    Principal Occupation                  Citizenship
        ----                    ---------------------                  -----------
Frederick E. Wolfert  Director, HFI and HIG; President and Chief      United States
                      Operating Officer, HFI